Exhibit 10.b


                        PAK MAIL CENTERS OF AMERICA, INC.

                     INFORMATION FOR PROSPECTIVE FRANCHISEES

                      REQUIRED BY FEDERAL TRADE COMMISSION


                                   * * * * * *


     TO PROTECT YOU, WE'VE REQUIRED YOUR FRANCHISOR TO GIVE YOU THIS INFORMATION. WE HAVEN'T CHECKED IT, AND DON'T KNOW IF IT'S CORRECT. IT SHOULD HELP YOU MAKE UP YOUR MIND. STUDY IT CAREFULLY. WHILE IT INCLUDES SOME INFORMATION ABOUT YOUR CONTRACT, DON'T RELY ON IT ALONE TO UNDERSTAND YOUR CONTRACT. READ ALL OF YOUR CONTRACT CAREFULLY. BUYING A FRANCHISE IS A COMPLICATED INVESTMENT. TAKE YOUR TIME TO DECIDE. IF POSSIBLE, SHOW YOUR CONTRACT AND THIS INFORMATION TO AN ADVISOR, LIKE A LAWYER OR AN ACCOUNTANT. IF YOU FIND ANYTHING YOU THINK MAY BE WRONG OR ANYTHING IMPORTANT THAT'S BEEN LEFT OUT, YOU SHOULD LET US KNOW ABOUT IT. IT MAY BE AGAINST THE LAW.

     THERE MAY ALSO BE LAWS ON FRANCHISING IN YOUR STATE. ASK YOUR STATE AGENCIES ABOUT THEM.




                            FEDERAL TRADE COMMISSION
                            ------------------------
                             WASHINGTON, D.C. 20580
                             ----------------------


               The Date of Issuance of this Offering Circular is:

                                February 28, 2002

                    AREA MARKETER FRANCHISE OFFERING CIRCULAR


[GRAPHIC OMITTED]                           PAK MAIL CENTERS OF AMERICA, INC.
[GRAPHIC OMITTED]                           (a Colorado corporation)
                                            7173 South Havana Street, Suite 600
                                            Englewood, Colorado 80112
                                            Outside Colorado:  (800) 778-6665
                                            In Colorado:  (303) 957-1000
                                            www.pakmail.com


     Pak Mail Centers of America, Inc., a Colorado corporation, is offering franchises to "Area Marketers," giving them the right to market PAK MAIL Center franchises and to provide services to existing Pak Mail franchisees within a specific territory. The initial fee is calculated by multiplying the projected number of Centers in the Territory by $3,000. The total estimated initial investment for a Pak Mail Area Marketer franchise, including the initial fee, ranges from $26,965 to $326,565.

     Risk Factors:

          1. THE AREA MARKETING AGREEMENT PERMITS THE AREA MARKETER TO SUE US ONLY IN COLORADO. OUT OF STATE LITIGATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT. IT MAY ALSO COST YOU MORE TO SUE US IN COLORADO THAN IN YOUR HOME STATE.

          2. THE AREA MARKETING AGREEMENT STATES THAT COLORADO LAW GOVERNS THE AGREEMENT, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTION AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

          3.   THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

     Information comparing franchisors is available. Call the state administrators listed in Exhibit A or your public library for sources of information.

     Registration of this franchise by a state does not mean that the state recommends it or has verified the information in this Offering Circular. If you learn that anything in this Offering Circular is untrue, contact the Federal Trade Commission and the state authority listed in Exhibit A.


                        Effective date: February 28, 2002

                                TABLE OF CONTENTS

ITEM                                                                        PAGE
----                                                                        ----

1        THE FRANCHISOR, ITS PREDECESSORS AND AFFILIATES.......................1

2        BUSINESS EXPERIENCE...................................................4

3        LITIGATION............................................................9

4        BANKRUPTCY............................................................9

5        INITIAL FRANCHISE FEE.................................................9

6        OTHER FEES...........................................................10

7        INITIAL INVESTMENT...................................................11

8        RESTRICTIONS ON SOURCES OF PRODUCTS AND SERVICES.....................12

9        FRANCHISEE'S OBLIGATIONS.............................................13

10       FINANCING............................................................14

11       FRANCHISOR'S OBLIGATIONS.............................................15

12       TERRITORY............................................................18

13       TRADEMARKS...........................................................19

14       PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION......................20

15       OBLIGATION TO PARTICIPATE IN THE ACTUAL
         OPERATION OF THE FRANCHISE BUSINESS..................................20

16       RESTRICTIONS ON WHAT THE FRANCHISEE MAY SELL.........................20

17       RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION................21

18       PUBLIC FIGURES.......................................................23

19       EARNINGS CLAIMS......................................................23

20       LIST OF OUTLETS......................................................25

21       FINANCIAL STATEMENTS.................................................29

22       CONTRACTS............................................................30

23       RECEIPT.......................................................Last Page

                                    EXHIBITS

Exhibit A         List of State Agencies/Agents for Service of Process

Exhibit B         Area Marketing Agreement
                  Exhibit I         Rider to Area Marketing Agreement
                  Exhibit II        Franchise Agreement
                  Exhibit III       Guaranty and Assumption of Area Marketer's
                                    Obligations
                  Exhibit IV        Statement of Ownership

Exhibit C         Franchise Agreement
                  Exhibit I         Addendum to Franchise Agreement
                  Exhibit II        Guaranty and Assumption of Franchisee's
                                    Obligations
                  Exhibit III       Statement of Ownership
                  Exhibit IV        Authorization Agreement For Prearranged
                                    Payments
                  Exhibit V         Build-Out Addendum
                  Exhibit VI        Renewal Amendment
                  Exhibit VII       Transfer Amendment

Exhibit D         List of Franchisees and Area Marketers

Exhibit E         Franchisees and Area Marketers Who Have Left the System

Exhibit F         Financial Statements

Exhibit G         Promissory Note, Addendum and Conditional Assignment of Area
                  Marketing Agreement

Exhibit H         System Manual Table of Contents

Exhibit I         Confidentiality and Noncompetition Agreement

Exhibit J         Closing Acknowledgement

Exhibit K         Receipt of Offering Circular

                                     ITEM 1
                                     ------

                 THE FRANCHISOR, ITS PREDECESSORS AND AFFILIATES

The Franchisor.
--------------

     The name of the franchisor is Pak Mail Centers of America, Inc. For ease of reference, Pak Mail Centers of America, Inc. will be referred to as "we," "us" or "Pak Mail" in this Offering Circular. We will refer to the person who buys the franchise as "you" throughout this Offering Circular. If the franchisee is a corporation, partnership or limited liability company, certain provisions of the Area Marketing Agreement also apply to the owners as noted in the Area Marketing Agreement. Pak Mail's principal offices are located at 7173 South Havana Street, Suite 600, Englewood, Colorado 80112. We presently do business under the name "Pak Mail Centers of America, Inc." and "Pak Mail." We were formed on January 27, 1984, as a Colorado corporation. We have no predecessors or affiliates. Our agents for service of process are listed on Exhibit A.

Our Business.
------------

     We currently operate and franchise the operation of stores, known as "PAK MAIL Centers," offering a variety of packaging, shipping, mailing, communications and information products and services to residential and commercial customers. PAK MAIL Centers utilize the services of both the U.S. Postal Service and private carriers, and offer the following services: parcel and freight shipping; custom packaging and crating; freight forwarding; residential and office moving; package receiving; priority through parcel post mail service; coverage against loss and breakage; electronic commerce; facsimile transmissions; notary public services; money orders; photocopying; passport and identification photos; laminating; custom printing; custom rubber stamps; key making; and the sales of packaging materials, office supplies, greeting cards, gift wrapping and other items and materials which we approve. Not all Centers offer all of these services and products. Sales of each of these products and services as a percentage of total sales will vary from Center to Center.

     PAK MAIL Centers operate under our distinctive business format, systems, methods, procedures, designs, layouts and specifications ("Licensed Methods"). We franchise the operation of PAK MAIL Centers under our trade and service mark "PAK MAIL" and other logos, trademarks, service marks and commercial symbols ("Marks").

     We offer "Area Marketer" franchises to qualified persons ("Area Marketers") who market franchises for PAK MAIL Centers and provide services to existing franchisees within a specific area.

     We also sell master licenses for certain geographic areas outside of the United States. As of the date of this Offering Circular, we had master licensees in Mexico, Argentina, Chile, Venezuela, Panama, Honduras, Belize, Guatemala, Nicaragua, Costa Rica, El Salvador, New Zealand, Australia and Japan. Master licensees typically are required to develop between 10 and 50 Centers in a large geographic area over a number of years. Master licensees sign a Master License Agreement not included in this Offering Circular.

The Franchise.
-------------

     When you sign our Area Marketing Agreement ("Marketing Agreement"), which is Exhibit B to this Offering Circular, you will receive the right to use our Marks and Licensed Methods in the operation of your business ("Business") enabling you to market Pak Mail franchises and provide certain assistance and support to PAK MAIL Centers within a specified geographic area ("Territory"). We will not award you an Area Marketer franchise unless you have experience in sales and marketing and a minimum net worth of approximately $200,000. We only offer area franchises in certain geographic areas not covered by other Area Marketers. We may market in certain areas ourselves.

     As an Area Marketer, you will be required to sell a certain number of Pak Mail franchises during the term of the Marketing Agreement. In return for the sale of these franchises, we pay you 40% of the initial franchise fee paid to us by the Pak Mail franchisee when the franchisee completes the initial training program. You may only sell franchises for PAK MAIL Centers which are located in your Territory. We may solicit prospective franchisees for PAK MAIL Centers to be located in your Territory.

     You will be obligated to provide certain services to Pak Mail franchisees who are located within your Territory, including site selection and other pre-opening services and certain continuing assistance in operations. Article 9 of the Marketing Agreement describes your duties. We will pay you Service Fees, as defined in Item 11 of this Offering Circular, out of the royalties paid to us by Pak Mail franchisees in your Territory, so long as you conduct the required inspections, file written reports and perform all other required services for each Pak Mail franchisee in your Territory during the applicable time period. See Item 9.

Other Franchise Rights Offered.
------------------------------

     We also offer and sell to qualified persons single-unit franchises to own and operate PAK MAIL Centers according to the Licensed Methods and the terms of the Franchise Agreement ("Franchise Agreement"), a copy of which is attached to this Offering Circular as Exhibit C. We offer single-unit franchises under a separate Offering Circular.

Regulations.
-----------

     Both the Federal Trade Commission and many states regulate the sale of franchises and the relationship between franchisees and franchisors. You will be responsible for complying with the Federal Trade Commission's Rule on franchising and all applicable state laws and regulations when you offer PAK MAIL Center franchises for sale and when you assist franchisees. You will be responsible for knowing and complying with all applicable laws and regulations. We supply you with Offering Circulars for disclosing information about PAK MAIL Center franchises to prospective franchisees who reside in the states in your Territory. If state laws require you to use a separate Offering Circular specific to you and your Business, we will supply you with a registered Offering Circular. If this happens, you will be obligated to reimburse us for the expenses we incur in producing the Offering Circular and complying with laws specific to your Territory. You will be responsible for complying with employment, worker's compensation, insurance, corporate, taxing, licensing and similar laws and regulations of a more general nature applicable to most businesses.

Market and Competition.
----------------------

     PAK MAIL Centers offer a wide variety of packaging, shipping, mailing, private mailbox rental and business support services to both commercial and residential customers in a location intended to be convenient to the consumer. Commercial customers may use a PAK MAIL Center as a source for some or all of their packaging and shipping needs, sometimes in lieu of having and supporting their own mailing room. Often a commercial customer may have their own shipping room, yet not have access to crating services or comprehensive freight insurance. Residential customers may save the time and expense of making multiple trips to different locations to mail, ship, copy and fax by obtaining all of these services at a PAK MAIL Center. Home-based businesses may utilize a PAK MAIL Center as their office away from their office at home. Finally, some customers may not otherwise have easy access to a service that will pack and ship very small, very fragile, very heavy or very large items to domestic and international destinations.

     You will compete with other persons and companies selling franchises, including other franchisors, independent franchise brokers and our licensing managers. You will be responsible for screening prospective franchisees who then must be approved by us. The market for franchises may include persons generally interested in buying a franchise and persons specifically interested in a packaging and mailing business.

     The competition for owners and operators of a PAK MAIL Center will include postal and package delivery carriers and a growing number of businesses offering packaging and mailing services and products. The market for the services and products which PAK MAIL Centers offer is developing rapidly, changing constantly and becoming increasingly competitive. Owners and operators of a PAK MAIL Center will compete, directly and indirectly, with freight and mail carriers, mail service centers (including nationally franchised chains), custom packaging services and related businesses.

Our Prior Business Experience.
-----------------------------

     As a franchisor, we have 18 years of experience and know-how in the operation of PAK MAIL Centers. We have impacted the growth and development of the packaging, shipping and business support franchise industry through our research and development of computerized operating systems, accounting and business management software, crating and freight services, regional and national training programs, database management and marketing, customer retention programs, state of the art packaging and computer labs, detailed step-by-step manuals for operating a PAK MAIL Center, electronic commerce partnerships, an annual marketing plan and calendar and an emphasis on marketing to and servicing commercial customers.

     We currently do not operate any PAK MAIL Centers. We have operated PAK MAIL Centers in the past. Since our formation, we have offered single-unit and multi-unit franchises for PAK MAIL Centers. We have also entered into agreements with Area Marketers to act as our representatives to sell PAK MAIL Center franchises and perform some of our obligations under franchise agreements in designated geographic areas. We may delegate the performance of some of our obligations and duties under our franchise agreements to Area Marketers.

     We began an area franchise program in January 1984. The terms and conditions of agreements with our Area Marketers and their rights and duties have changed periodically since we began the program in 1984. During fiscal year 1994, we changed the emphasis of our area program by introducing the concept of "Area Marketers."

     We have not offered franchises in any other line of business.

                                     ITEM 2
                                     ------

                               BUSINESS EXPERIENCE


Chairman of the Board of Directors:  John E. Kelly.
--------------------------------------------------

     Mr. Kelly became Chairman of the Board of Directors in March 2002 and has been a Director since February 1990. He served as our President from September 1989 to February 2002 and Chief Executive Officer from January 1990 to February 2002. From June 1988 to September 1989, Mr. Kelly served as President of Kelly-Maddocks, Inc., a consulting company in Deerfield, Illinois. From February 1985 through June 1988, Mr. Kelly served as Vice President and Director of Trade Relations for Beatrice U.S. Foods, a food manufacturer and distributor located in Chicago, Illinois.

President, Chief Executive Officer, Corporate Secretary and Treasurer:
----------------------------------------------------------------------
P. Evan Lasky.
-------------

     Mr. Lasky became our President and Chief Executive Officer in March 2002 and our Corporate Secretary and Treasurer in December 2001. He served as our Executive Vice President and Chief Operating Officer from January 1992 to February 2002 and Vice President, Operations from March 1988 to December 1991. From February 1975 to December 1987, he served as President and Chief Executive Officer of Danjay Music and Video, a wholesale distributor and franchisor located in Denver, Colorado.

Executive Vice President:  Alexander Zai.
----------------------------------------

     Mr. Zai became our Executive Vice President in March 2002. He served as our Vice President of Store Operations from June 1996 to February 2002, Vice President of International Development from December 1998 to February 2002 and Director of Store Operations from April 1994 to May 1996. From August of 1987 to March of 1994, he served as President for Pak Mail of Bloomington, Inc., a PAK MAIL franchise business located in Bloomington, Indiana.

Director:  J. S. Corcoran.
-------------------------

     Mr. Corcoran became a director in September 1989. Since October 1996, he has been a business consultant first in Phoenix, Arizona and then in the Dallas
- Ft. Worth area of Texas. From November 1988 until January 1997, Mr. Corcoran was the Executive Vice President and Chief Financial Officer of D. P. Kelly & Associates, L. P., an asset management services business in Oak Brook, Illinois. From June 1989 to March 1996, Mr. Corcoran served as the Executive Vice President and Chief Financial Officer of Viskase Companies, Inc., formerly known as Envirodyne Industries, Inc. ("Viskase Companies"), a manufacturer of food products and food service supplies in Oak Brook, Illinois.

Director:  F. Edward Gustafson.
------------------------------

     Mr. Gustafson became a director in September, 1989. Since November 1988, Mr. Gustafson has served as Executive Vice President and Chief Operating Officer of D. P. Kelly & Associates. Since March 1996, Mr. Gustafson has served as the Chairman of the Board, President and Chief Executive Officer of Viskase Companies, and from May 1989 to March 1996, Mr. Gustafson served as its Executive Vice President.

Director:  John W. Grant.
------------------------

     Mr. Grant became a director in September 1989. Since September 1987, Mr. Grant has been retired. From July 1985 to September 1987, Mr. Grant served as Group President of Beatrice U.S. Foods located in Chicago, Illinois.

Director:  Laura K. McGrath.
---------------------------

     Ms. McGrath was appointed to the board in February 2000, to fill a vacancy resulting from the death of a former director. Since May 1986, Ms. McGrath has served as one of the General Partners of KMK & Associates, an investment partnership based in Oak Brook, Illinois with investments in various businesses specializing in distribution, food, technology, money management and real estate. She has served as the President of Emerald Valley Farms, Inc., a farm land acquisition and management company located in Oak Brook, Illinois, since March 1999. Since November 1988, Ms. McGrath has been the Treasurer of the Donald P. and Byrd M. Kelly Foundation, a family foundation located in Oak Brook, Illinois, that focuses on educational support for non-profit organizations.

AREA DEVELOPERS AND MARKETERS.

1.   Kim Swanson:

Area Developer:  Kim Swanson.
----------------------------

     Kim Swanson has been a PAK MAIL Center franchisee since October 1988. She has served as an Area Developer in Berkeley, Charleston and Dorchester counties in South Carolina since December 1988.

2.   South Florida Realprop, Inc. d/b/a Pak Mail Southern Region:

Area Developer:  Jerald N. Cohn.
-------------------------------

     Mr. Cohn, through South Florida Realprop, Inc., a Florida corporation, has been one of our Area Developers since October 1991 and serves the state of Florida except for the counties of Manatee, Sarasota, Charlotte, Lee and Collier; the State of Georgia; the State of South Carolina, except for the counties of Berkeley, Charleston and Dorchester; the State of North Carolina; the State of Virginia, except for the cities of Chesapeake, Norfolk and Virginia Beach; the State of Alabama and the following counties in the State of
Tennessee: Carter, Sullivan, Unicoi, Greene, Hawkins, Hamblen, Hancock, Claiborne, Campbell, Union, Anderson, Knox, Jefferson, Cocke, Blount, Monroe, Loudon, Dickson, Robertson, Sumner, Cheatham, Davidson, Wilson, Macon, Smith, Dekalb, Cannon, Bedford, Maury, Marshall, Lawrence, Giles, Lincoln, Moore, Franklin, Coffee, Warran, Grundy, Marion, Hamilton, Sequatchie, Van Buren, Bledsoe, White, Putnam, Jackson, Clay, Overton, Pickett, Fentress, Cumberland, Scott, Morgan, Roane, Rhea, Meigs, McMinn, Polk and Bradley. For at least the last five years, he has served as Executive Vice President and co-owner of Investment Realty Corporation, a licensed real estate and mortgage broker located in Boca Raton, Florida. Mr. Cohn was formerly Executive Vice President and a co-owner of C.I.C. Financial, Inc., a real estate investment and development firm engaged primarily in shopping center and office building acquisitions and management located in Boca Raton, Florida.

Area Developer:  David E. Tannen.
--------------------------------

     Mr. Tannen, through South Florida Realprop, Inc., a Florida corporation, has been one of our Area Developers since October 1991. Mr. Tannen serves the state of Florida except for the counties of Manatee, Sarasota, Charlotte, Lee and Collier; the State of Georgia; the State of South Carolina, except for the counties of Berkeley, Charleston and Dorchester; the State of North Carolina; the State of Virginia, except for the cities of Chesapeake, Norfolk and Virginia Beach; the State of Alabama and the following counties in the State of
Tennessee: Carter, Sullivan, Unicoi, Greene, Hawkins, Hamblen, Hancock, Claiborne, Campbell, Union, Anderson, Knox, Jefferson, Cocke, Blount, Monroe, Loudon, Dickson, Robertson, Sumner, Cheatham, Davidson, Wilson, Macon, Smith, Dekalb, Cannon, Bedford, Maury, Marshall, Lawrence, Giles, Lincoln, Moore, Franklin, Coffee, Warran, Grundy, Marion, Hamilton, Sequatchie, Van Buren, Bledsoe, White, Putnam, Jackson, Clay, Overton, Pickett, Fentress, Cumberland, Scott, Morgan, Roane, Rhea, Meigs, McMinn, Polk and Bradley. For at least the last five years, he has served as President and co-owner of Investment Realty Corporation, a licensed real estate and mortgage broker located in Boca Raton, Florida. Mr. Tannen was formerly President and a co-owner of C.I.C. Financial, Inc., a real estate investment and development firm engaged primarily in shopping center and office building acquisitions and management located in Boca Raton, Florida.

3.   Susar Trading, Inc.:

Area Developer:  Alec Shearson.
------------------------------

     Mr. Shearson, through Susar Trading, Inc., a former PAK MAIL Center franchisee, has been an Area Developer since November 1992. Susar Trading, Inc. serves the State of Florida in the counties of Manatee, Sarasota, Charlotte, Lee and Collier.

4.   Hass Enterprises, Inc.:

Area Developer:  Marilyn F. Hass.
--------------------------------

     Ms. Hass, as Secretary-Treasurer of Hass Enterprises, Inc. in St. Peters, Missouri, has been a PAK MAIL Center franchisee and an Area Developer serving the counties of Madison, Monroe and St. Claire in Illinois and the State of Missouri since February 1987.

Area Developer:  Walter T. Hass.
-------------------------------

     Mr. Hass, as President of Hass Enterprises, Inc. has been a PAK MAIL Center franchisee and an Area Developer serving the counties of Madison, Monroe and St. Claire in Illinois and the State of Missouri since February 1987.

5.   Larry and Nancy Mitchell:

Area Developer:  Larry Mitchell.
-------------------------------

     Mr. Mitchell has been a PAK MAIL Center franchisee since January 1987. He has been an Area Developer since October 1988, and he currently serves Arkansas, Mississippi and the counties of Lake, Obion, Weakley, Henry, Stewart, Houston, Benton, Humphreys, Carrde, Gibson, Dyer, Lauderdale, Crockett, Henderson, Decatur, Perry, Hickman, Lewis, Wayne, Hardin, Chester, McNairy, Rutherford, Montgomery, Williamson, Shelby, Fayette, Hardiman, Madison, Haywood and Tipton in Tennessee. Mr. Mitchell has also been a Senior Account Agent for Allstate Insurance Co. located in Memphis, Tennessee since August 1966.

Area Developer:  Nancy Mitchell.
-------------------------------

     Ms. Mitchell has been a PAK MAIL Center franchisee since January 1987. She has been an Area Developer since October 1988, and she currently serves Arkansas, Mississippi and the counties of Lake, Obion, Weakley, Henry, Stewart, Houston, Benton Humphreys, Carrde, Gibson, Dyer, Lauderdale, Crockett, Henderson, Decatur, Perry, Hickman, Lewis, Wayne, Hardin, Chester, McNairy, Rutherford, Montgomery, Williamson, Shelby Fayette, Hardiman, Madison, Haywood and Tipton in Tennessee.

6.   Sender, Inc.:

Area Marketer:  John Korpi.
--------------------------

     Mr. Korpi, through Sender, Inc., has been an Area Marketer since July 1994, serving the entire state of Indiana except for Lake and Porter Counties and the entire State of Michigan. Mr. Korpi served as a project coordinator for Land Company in Grandville, Michigan from August 1993 through July 1994.

7.   Packers and Traders, Inc.:

Area Marketer:  Delmar H. Mulder.
--------------------------------

     Mr. Mulder has been an Area Marketer since November 1994, serving the state of New Mexico and Montezuma, San Miguel, San Juan, Mineral, Gunnison, Rio Grande, LaPlata, Alamosa, Custer, Pueblo, Dolores, Ouray, Archuleta, Hinsdale, Saguache, Conejos, Costilla, Huerfano, Fremont and Las Animas counties in Colorado. He has also been a PAK MAIL Center franchisee in Santa Fe, New Mexico since November 1994. Mr. Mulder worked in various management positions at Royal Nissan Volvo in St. Paul, Minnesota from October 1992 to February 1995.

Area Marketer:  Kathleen L. Mulder.
----------------------------------

     Ms. Mulder has been an Area Marketer since November 1994, serving the state of New Mexico and Montezuma, San Miguel, San Juan, Mineral, Gunnison, Rio Grande, LaPlata, Alamosa, Custer, Pueblo, Dolores, Ouray, Archuleta, Hinsdale, Saguache, Conejos, Costilla, Huerfano, Fremont and Las Animas counties in Colorado. Ms. Mulder has also been a PAK MAIL Center franchisee in Santa Fe, New Mexico since November 1994. Ms. Mulder worked as the marketing director for Dave Beson Seminars in Eden Prairie, Minnesota from January, 1992 to February 1995.

8.   E. Wayne House

Area Marketer:  E. Wayne House.
------------------------------

     Mr. House has been an Area Marketer since July 1996, serving the counties of Ventura, Los Angeles, San Bernardino, Riverside, Orange, San Diego and Imperial in California. From April 1996 through January 1999, Mr. House owned and operated a PAK MAIL Center located in Mission Viejo, California. From June 1978 through April 1996, Mr. House worked in finance management for Loral Corporation, now known as Lockheed Martin, in Rancho Santa Margarita, California.

9.   Thomas R. Herter Companies

Area Marketer:  Tom Herter.
--------------------------

     Mr. Herter has been an Area Marketer since July 1997, and he currently serves the states of Texas, Louisiana and Oklahoma. From November 1993 through April 1998, he was employed by South Florida Realprop, Inc., a Pak Mail Area Developer described above.

10.  JPAK Holdings, Inc.

Area Marketer:  Harold Jones
----------------------------

     Mr. Jones has been a Pak Mail franchisee since October 1995 in Atlanta, Georgia. He became an Area Marketer in June 1998, and currently serves the states of Washington, Oregon, Idaho, Arizona, Colorado, Nevada, Utah, Montana and Wyoming. From June 1993 through June 1995, Mr. Jones was a supervisor for United Parcel Service in Atlanta, Georgia.

11.  Anything Anywhere, Inc.

Area Marketer: Jayme C. Clark
-----------------------------

     Mr. Clark has been an Area Marketer since August, 1998, and he currently serves the state of Ohio. Since May 1997, he has operated a PAK MAIL Center in Columbus, Ohio through Anything Anywhere, Inc. From May 1995 through May 1997, he served as a sales manager for Gordon Foodservice in Columbus, Ohio. From November 1993 through May 1995, he served a District Sales Manager for the American Bureau of Collections located in Buffalo, New York.

Area Marketer:  Jeffrey R. Powell
---------------------------------

     Mr. Powell has been an Area Marketer since August, 1998, and he currently serves the state of Ohio. Since May 1997, he has operated a PAK MAIL Center in Columbus, Ohio through Anything Anywhere, Inc. From January 1989 through March 1997, he served as a Regional Planning Manager for Armour-Swift Eckrich, located in Dublin, Ohio.

12.  Business Catalyst d/b/a Pak Mail Norcal Region

Area Marketer:  Richard W. Harbert
----------------------------------

     Mr. Harbert has been an Area Marketer since November 1999, serving the counties of Alameda, El Dorado, Contra Costa, Stanislaus, San Joaquin, Marin, Sonoma, Napa, Solano, Yolo, Sacramento, Merced and Madera in California. Since July 1997, he has provided consulting services through his own consulting company named Martime Solutions, located in Sanger, California. From August 1998 through May 1999, he was involved in sales and marketing for Fairfield Communities, Inc. in Alexandria, Virginia. Beginning in September 1970 and ending in July 1997, he was an officer in the United States Coast Guard.

                                     ITEM 3
                                     ------

                                   LITIGATION

     We are not required to disclose any litigation or arbitration in this Offering Circular.



                                     ITEM 4
                                     ------

                                   BANKRUPTCY

     No person identified in Items 1 or 2 of this Offering Circular has been involved as a debtor in proceedings under the U.S. Bankruptcy Code as required to be disclosed in this Item.



                                     ITEM 5
                                     ------

                              INITIAL FRANCHISE FEE

     A nonrefundable initial fee is payable to us in full when you sign the Marketing Agreement. We calculate the initial fee ("Marketing Fee") by multiplying the projected number of Centers in the Territory by $3,000. The projected number of Centers in the Territory is determined based on the size, demographic considerations, including per capita income, competitive factors and population density, and similar factors relating to the particular Territory.

     We do not give refunds of the Marketing Fee under any circumstances.



                                                             ITEM 6
                                                             ------

                                                           OTHER FEES

=========================== ======================================== ====================== ===================================
       Name of Fee                          Amount                         Due Date                      Remarks
       -----------                          ------                         --------                      -------
--------------------------- ---------------------------------------- ---------------------- -----------------------------------
Registration and            Cost of registering and preparing        On demand              We reserve the right to pass
Compliance Costs(1)         those portions of all offering                                  through the actual cost of this
                            circulars and ancillary documents                               work to you
                            which are applicable to you
--------------------------- ---------------------------------------- ---------------------- -----------------------------------
Insurance(1)                Will vary depending on your location     On demand              Payable to us only if you do not
                            and insurer                                                     insure your Business as required
                                                                                            in the Marketing Agreement
--------------------------- ---------------------------------------- ---------------------- -----------------------------------
Advertising Expenditure(3)  Equal to $.001 quarterly per person in   We do not collect      Will not change even if Bureau of
                            your Territory                           this fee, you must     Census revises estimate of
                                                                     spend this minimum     population in your Territory
                                                                     amount each quarter
                                                                     to advertise
                                                                     franchises
--------------------------- ---------------------------------------- ---------------------- -----------------------------------
Transfer Fee(1)             $4,000                                   Before date of         Payable when the Marketing
                                                                     transfer               Agreement, interest in Business
                                                                                            or assets of Business is
                                                                                            transferred by you
--------------------------- ---------------------------------------- ---------------------- -----------------------------------
Training Program            Costs associated with attending          As incurred            Initial training is free, but you
Expenses(2,3)                mandatory training sessions                                     are responsible for paying your
                                                                                            expenses.  We may periodically
                                                                                            require additional training
--------------------------- ---------------------------------------- ---------------------- -----------------------------------
Costs and Attorneys'        Will vary depending on nature of your    As incurred            Payable by you upon your failure
Fees(1)                     default                                                         to comply with the Marketing
                                                                                            Agreement
--------------------------- ---------------------------------------- ---------------------- -----------------------------------
Indemnification(1)          Will vary depending on nature of the     As incurred            You will be obligated to
                            claim against us                                                reimburse us if we are held
                                                                                            liable for claims resulting from
                                                                                            your Business activities
--------------------------- ---------------------------------------- ---------------------- -----------------------------------
Payments for Items          Range from $0 to $0.20 each for          As incurred            We charge you for items you
Supplied by Us(1)           marketing materials                                             purchase through us
--------------------------- ---------------------------------------- ---------------------- -----------------------------------
Late charges(1)             $50                                      As incurred            Payable if you do not file any
                                                                                            required report or financial
                                                                                            statement with us.  $50 accrues
                                                                                            each month you do not file.
--------------------------- ---------------------------------------- ---------------------- -----------------------------------
Employee(s) Salaries(3)     Will vary depending on location, size    As incurred            You need to employ enough people
                            of your Territory, number of employees                          to fulfill your duties as an Area
                            and their duties                                                Marketer
--------------------------- ---------------------------------------- ---------------------- -----------------------------------
Electronic Mail             $65 a year                               Annually               This is for our web-based e-mail
Communication Services(3)                                                                   system.  You will incur
                                                                                            additional costs for an internet
                                                                                            service provider, if you purchase
                                                                                            a computer.
--------------------------- ---------------------------------------- ---------------------- -----------------------------------

                                                               10




(1) Fees which are imposed by and payable to Pak Mail. These fees are nonrefundable.

(2) Expenses associated with travel, meals and lodging while attending initial training sessions. These expenses are payable to third parties. These expenses will vary according to where you stay, where you eat and how far you have to travel.

(3)  These expenses are payable to third parties and are nonrefundable.


                                                               ITEM 7
                                                               ------

                                                         INITIAL INVESTMENT

=============================== ============= =========== ================= ============== =============== =========================
                                                                When          Method of       Whether          To Whom Payment
         Expenditures               High         Low            Due            Payment       Refundable         Is To Be Made
         ------------               ----         ---            ---            -------       ----------         -------------
------------------------------- ------------- ----------- ----------------- -------------- --------------- -------------------------
Initial Marketing Fee               $300,000     $24,000   At signing of      Lump Sum           No                Pak Mail
(See Note 1)                                                 Marketing
                                                             Agreement
------------------------------- ------------- ----------- ----------------- -------------- --------------- -------------------------
Furniture, Fixtures, Rent &           11,000           0   Before opening    As incurred         No            Other Suppliers
Leasehold Improvements
(See Note 2)
------------------------------- ------------- ----------- ----------------- -------------- --------------- -------------------------
Office Equipment, Internet             5,065       1,065   Before opening    As incurred         No           Pak Mail or Other
Connection and Supplies  (See                                                                                     Suppliers
Note 3)
------------------------------- ------------- ----------- ----------------- -------------- --------------- -------------------------
Security Deposits, Utility             3,000           0   Before opening    As incurred    Deposits are       Other Suppliers
Deposits, Business                                                                          refundable;
Licenses                                                                                      Business
                                                                                            licenses are
                                                                                                not
------------------------------- ------------- ----------- ----------------- -------------- --------------- -------------------------
Initial Advertising Budget             3,000         400  Within 3 months     Lump Sum           No            Other Suppliers
(See Note 4)                                                 of opening
------------------------------- ------------- ----------- ----------------- -------------- --------------- -------------------------
Additional Funds -                     4,500       1,500    As incurred      As incurred         No            Other Suppliers
3 months
(See Note 5)
------------------------------- ------------- ----------- ----------------- -------------- --------------- -------------------------
TOTAL ESTIMATED                     $326,565     $26,965
INITIAL INVESTMENT
(See Note 6)
=============================== ============= =========== ================= ============== =============== =========================


Explanatory Notes
-----------------

     Note 1: Initial Marketing Fee. The variation in the Marketing Fee depends on the size, demographics and other characteristics of the Territory you purchase. See Item 5. In certain instances, we may accept a promissory note from you for payment of a portion of the Marketing Fee. See Item 10.

                                       11

     Note 2: Furniture, Fixtures and Leasehold Improvements. You are responsible for obtaining an office suitable to conduct your Business. If you are an existing PAK MAIL Center franchisee, you may conduct the Business from your PAK MAIL Center. The low range assumes that you own suitable business or office space, including fixtures and office furniture, to conduct the Business. If you do not already own or lease a suitable location for the Business, then you will need to purchase or lease suitable facilities. We estimate that you will need between 300 to 500 square feet of office space, preferably in a PAK MAIL Center located in a strip shopping center.

     Note 3: Office Equipment, Internet Connection and Supplies. We require you to have access to a computer with the ability to connect with the internet so that you can access our web-based e-mail system, but you are not currently required to purchase a computer. This item includes our annual fee to access our web-based electronic mail system. In addition, you must maintain a dedicated telephone line with an answering machine, a photocopier, facsimile and other office equipment.

     Note 4: Initial Advertising Budget. You will be obligated to spend at least $.001 per person in your Territory each quarter for advertising based on the adjusted population estimate. See Item 11. We may not increase this amount over the term of the Marketing Agreement.

     Note 5: Additional Funds. This estimates your pre-operational expenses not listed above, as well as additional funds needed for the first three months of your business operations. These figures are estimates and we cannot guarantee that you will not have additional expenses starting the business. Your costs will depend on factors such as: how much you follow our methods and procedures; your management skill; experience and business acumen; local economic conditions; the local market for our products and services; the prevailing wage rate; competition; and the sales level reached during this initial period. This item includes a variety of expenses and working capital items during your start-up phase such as: rent; supplies; costs to rent a photocopier, facsimile machine and other office equipment; legal and accounting fees; training expenses; insurance premiums; employee salaries; and other miscellaneous costs. However, this item excludes your salary. You are responsible for all travel and living expenses incurred when you attend the initial training program.

     Note 6: Total Initial Investment. We relied on our 18 years experience in the industry when preparing these figures. You should review these figures carefully with a business advisor before making any decision to purchase a franchise. We may allow you to pay up to 50% of the Marketing Fee in installments by signing a promissory note ("Note"), with the remainder paid in cash when you sign the Marketing Agreement. The interest rate on the Note will not exceed five points over the prime rate of Bank of America on the date you sign the Note (see Item 10). The availability and terms of financing from independent third parties will depend on factors such as the availability of financing generally, your creditworthiness, other security and collateral you may have and policies of lenders.


                                     ITEM 8
                                     ------

                RESTRICTIONS ON SOURCES OF PRODUCTS AND SERVICES

     Your Business must be established and operated in compliance with your Marketing Agreement. It is mandatory that you comply with the standards and specifications contained in an operations manual we provide to you in the form of one or more manuals, technical bulletins or other written materials ("System Manual"), which we may modify.

     You may not offer or sell any services through the Business which we have not authorized. If you want to offer or sell any services other than those previously approved by us, you need to notify us in writing of the proposed services and obtain our approval in advance. Your notification to us must include submitting sufficient information so that we can determine whether the proposed services meet our specifications. We notify you in writing within a reasonable time whether such services meet our specifications. We may withhold our approval of any new service for any reason.

     You are required to pay us an annual fee to access our web-based electronic mail system. We derive revenue from the annual electronic mail fee. See Item 6. We require you to use only written materials, franchise agreements, franchise disclosure documents and sales materials, advertising, electronic disclosure documents, electronic marketing materials, training manuals and supplies which comply with our standards and specifications and which are obtained through suppliers approved by us. We are an approved supplier of all of these items. Currently, we are the only approved supplier of franchise agreements, franchise disclosure documents, electronic disclosure documents, electronic marketing materials, advertising and training manuals. We do not charge you for these materials, but we charge you for the cost of shipping them to you. We estimate that the annual fee for the electronic mail system and the cost of supplies purchased in accordance with our standards and specifications represents less than 1% to 2% of your total purchases in connection with the establishment of your Business and 1% to 3% of your overall purchases in operating your Business. You will be required to stop using and distributing franchise agreements, franchise disclosure documents, advertising and training manuals immediately on notice from us if we determine that these items do not comply with applicable laws regulating their use. We may modify our standards and specifications with 30 days notice to you. We do not maintain a list of approved suppliers and we do not maintain criteria for approving suppliers. Any supplier who can provide materials or supplies meeting our requirements are, in effect, approved suppliers. We typically take 5 business days to approve or disapprove a supplier of the above materials.

     We have no purchasing or distribution cooperatives. Periodically, we negotiate purchase arrangements with suppliers for your benefit, although we are not obligated to do so. Currently we have pricing and distribution arrangements with various suppliers, including suppliers of apparel and printing. However, you should not rely on the continued availability of any particular pricing or distribution agreement, nor the availability of any particular product or brand in deciding whether to become an Area Marketer. We are not paid by third parties from whom you buy items, although we reserve the right to receive payment in the future. We do not provide extra material benefits to Area Marketers based on their use of designated or approved sources or suppliers.


                                     ITEM 9
                                     ------

                            FRANCHISEE'S OBLIGATIONS

     THIS TABLE LISTS YOUR PRINCIPAL OBLIGATIONS UNDER THE MARKETING AGREEMENT. IT WILL HELP YOU FIND MORE DETAILED INFORMATION ABOUT YOUR OBLIGATIONS IN THIS AGREEMENT AND IN OTHER ITEMS OF THIS OFFERING CIRCULAR.



========================================================= ================================= ===================
                                                           Section in Marketing                 Item in
                       Obligation                               Agreement                    Offering Circular
--------------------------------------------------------- --------------------------------- -------------------
(a)  Site selection and acquisition/lease                 None                              Item 11
--------------------------------------------------------- --------------------------------- -------------------
(b)  Pre-opening purchases/leases                         Section 4.2                       Items 7 and 8
--------------------------------------------------------- --------------------------------- -------------------
--------------------------------------------------------- --------------------------------- -------------------
(c)  Site development and other preopening requirements   Article 4                         Item 7
--------------------------------------------------------- --------------------------------- -------------------
--------------------------------------------------------- --------------------------------- -------------------
(d)  Initial and ongoing training                         Article 7                         Item 11
--------------------------------------------------------- --------------------------------- -------------------
--------------------------------------------------------- --------------------------------- -------------------
(e)  Opening                                              Section 9.2                       Item 11
--------------------------------------------------------- --------------------------------- -------------------
(f)  Fees                                                 Sections 4.2, 5.1 and 7.2         Items 5, 6 and 7
--------------------------------------------------------- --------------------------------- -------------------
--------------------------------------------------------- --------------------------------- -------------------
(g)  Compliance with standards and policies/System        Sections 8.1, 9.6 and Article 13  Items 8, 11 and 14
     Manual
--------------------------------------------------------- --------------------------------- -------------------
(h)  Trademarks and proprietary information               Articles 10 and 11                Items 13 and 14
--------------------------------------------------------- --------------------------------- -------------------
--------------------------------------------------------- --------------------------------- -------------------
(i)  Restrictions on products/services offered            Article 9                         Items 8 and 16
--------------------------------------------------------- --------------------------------- -------------------
(j)  Warranty and customer service requirements           Article 9                         Item 8
--------------------------------------------------------- --------------------------------- -------------------
(k)  Territorial development and sales quotas             Sections 3.1 and 3.2              Item 12
--------------------------------------------------------- --------------------------------- -------------------
(l)  On-going product/service purchases                   Sections 7.3 and 9.6              Item 8
--------------------------------------------------------- --------------------------------- -------------------
(m)  Maintenance, appearance and remodeling requirements  None                              None
--------------------------------------------------------- --------------------------------- -------------------
(n)  Insurance                                            Section 13.7                      Items 6 and 7
--------------------------------------------------------- --------------------------------- -------------------
(o)  Advertising                                          Section 13.9                      Items 6 and 7
--------------------------------------------------------- --------------------------------- -------------------
(p)  Indemnification                                      Section 18.4                      Item 6
--------------------------------------------------------- --------------------------------- -------------------
(q)  Owner's participation/management/staffing            Section 13.5                      Item 11
--------------------------------------------------------- --------------------------------- -------------------
(r)  Records and reports                                  Sections 13.11 and 13.12          Item 6
--------------------------------------------------------- --------------------------------- -------------------
(s)  Inspections/audits                                   Article 14                        None
--------------------------------------------------------- --------------------------------- -------------------
(t)  Transfer                                             Article 15                        Item 17
--------------------------------------------------------- --------------------------------- -------------------
(u)  Renewal                                              Article 16                        Item 17
--------------------------------------------------------- --------------------------------- -------------------
(v)  Post-termination obligations                         Section 17.3                      Item 17
--------------------------------------------------------- --------------------------------- -------------------
(w)  Non-competition covenants                            Sections 13.6 and 17.5            Item 17
--------------------------------------------------------- --------------------------------- -------------------
(x)  Dispute resolution                                   Section 19.1                      Item 17
========================================================= ================================= ===================


                                     ITEM 10
                                     -------

                                    FINANCING

     If you qualify, we may accept a Note from you for payment of not more than 50% of the Marketing Fee. Payments of principal and interest due under the Note will be payable annually over a period of not more than five years. The interest rate on the Note will not exceed five points over the prime rate of Bank of America on the date you sign the Note. The Note may be prepaid without penalty.
The Note will be secured by a Conditional Assignment of Area Marketing
Agreement. The form of Note and the Conditional Assignment of Area Marketing
Agreement are attached to this Offering Circular as Exhibit G. We will not require persons other than you to guarantee the Note. If you do not pay on time,

                                       14

we can call the loan and demand immediate payment of the entire remaining balance, plus default interest, and obtain all costs and expenses of collection, including reasonable attorneys' fees. The Note contains a waiver of presentment for payment, protest and notice of protest. In addition, the Conditional Assignment provides that if you default on the Note, we will obtain, without notice or the bringing of a court action, your interest in the Marketing Agreement.

     Other than the above, neither we nor any agent or affiliate currently offer, directly or indirectly, any financing arrangements to you. We do not currently place financing with anyone and therefore do not receive any payment for placement of financing. We are unable to estimate whether you will be able to obtain financing for any part or all of your investment and, if so, the terms of such financing, which will depend on your credit worthiness and other characteristics. We do not have any past or present practice of or intention to sell, assign or discount to any third party, in whole or in part, any note, contract or other instrument signed by you.


                                     ITEM 11
                                     -------

                            FRANCHISOR'S OBLIGATIONS

     Except as listed below, we need not provide any assistance to you.

Pre-Opening Assistance.
----------------------

     Before you open your Business, we will:

     1. Designate your Territory. (Section 2.1 and Exhibit I to Marketing Agreement.)

     2. Prepare and file any disclosure or other documents related to the offer and sale of Pak Mail franchises. You will be responsible for complying with any applicable laws or regulations affecting the offer and sale of franchises by your employees, agents and/or other representatives under your control. (Sections 4.2 and 13.2 of Marketing Agreement.)

     3. Within 90 days after signing the Marketing Agreement, furnish an initial training program as described below. (Section 7.1 of Marketing Agreement.)

     4. Loan you one copy of our confidential and proprietary System Manual, covering the specifications, standards, and operating procedures that we require and information about your Business. (Section 8.1 of Marketing Agreement.)

Continuing Assistance.
---------------------

     During the operation of your Business, we will:

     1. Prepare and file any disclosure or other documents and materials related to the offer and sale of Pak Mail franchises. You will be responsible for complying with any applicable laws or regulations affecting the offer and sale of franchises by your own employees, agents and/or other representatives under your control. (Sections 4.2 and 13.2 of Marketing Agreement.)

     2. Approve or disapprove prospective franchisees submitted by you to us for approval. (Section 4.4 of Marketing Agreement.)

     3. Pay you a commission equal to 40% of the initial franchise fee paid by a franchisee for the purchase of a franchise for a PAK MAIL Center to be located in your Territory. (Section 6.1 of Marketing Agreement.)

     4. Pay you, within 45 days of the end of each month throughout the term of the Marketing Agreement if you continuously comply with the conditions of the Marketing Agreement, 50% of the royalties which each Pak Mail franchisee located in your Territory pays to us during the preceding month ("Service Fees") (i.e., August Service Fees paid by October 15). (Section 6.3 of Marketing Agreement.)

     5. Provide you with all changes to our disclosure documents and other agreements regarding the offer or sale of franchises, on a timely basis, and if you request, provide confirmation that the information contained in any written materials, agreements or documents being used by you to offer and sell franchises is true, correct and not misleading, except for information about you. (Section 13.3 of Marketing Agreement.)

Advertising and Promotion.
-------------------------

     You will be obligated to spend at least $.001 per person in your Territory each calendar quarter to advertise PAK MAIL Center franchises for sale in your Territory. You may only use advertising material previously approved by us and must submit a report to us within 20 days of the end of each calendar quarter regarding your advertising expenditures during the previous quarter. You will be responsible for complying, at your own expense, with the various state laws requiring the approval of franchise sales and advertising materials unless we have already received approval of the advertising materials.

System Manual.
-------------

     Attached to this Offering Circular as Exhibit H is the table of contents of our System Manual showing the contents and number of pages in each section. The total number of pages in our System Manual is currently 615.

Computer and Electronic Systems.
-------------------------------

     We require you to have access to the internet to enable you to send and receive communications on our web-based e-mail system, but you are not currently required to purchase a computer. If you also operate a PAK MAIL Center, you will need to use an electronic point of sale computer system ("POS System") which you must purchase through us. The POS System is described in the Offering Circular for individual Pak Mail franchises in Item 11.


Schedule For Opening.
--------------------

     We estimate that the typical length of time between the date you sign the Marketing Agreement and the date your Business opens will be approximately 30 to 120 days. The time it takes for you to complete your initial training program and your ability to locate a suitable office may affect this time period.

Training Program.
----------------

     We will provide supplemental and refresher training programs regarding area marketer issues which will be furnished at times and places designated by us. You must pay all travel and living expenses incurred when you attend these courses. Supplemental and refresher training will not exceed five working days each calendar year. (Section 7.4 of Marketing Agreement.)



     Within 90 days after you sign the Marketing Agreement, you are required to attend and complete, to our satisfaction, the initial training program. We do not charge you for this training, although you are responsible for paying travel, living expenses and wages for you and all employees who attend the training session. We conduct approximately nine days of training at our corporate headquarters in Englewood, Colorado. The training material consists of written, video and audiotaped instruction. If you fail to complete the training program to our satisfaction, we may terminate your Marketing Agreement. (Section
7.2 of Marketing Agreement.)

     As of our most recent fiscal year end, we provided the following initial training to Area Marketers and to individual PAK MAIL Center franchisees:

====================================================== ======================== ====================================
                                                         Hours of Classroom
                      Subject(1)                              Training(2)                Instructor Name(3)
------------------------------------------------------ ------------------------ ------------------------------------
Philosophy, Context of Franchising and Customer                  2.0            John Kelly
Service
------------------------------------------------------ ------------------------ ------------------------------------
Planning Your Center's Growth                                    1.0            Evan Lasky
------------------------------------------------------ ------------------------ ------------------------------------
Marketing, Advertising and Promotion                             7.5            Evan Lasky
------------------------------------------------------ ------------------------ ------------------------------------
------------------------------------------------------ ------------------------ ------------------------------------
Introduction to Computers                                        1.5            ReSource, Inc. Staff
------------------------------------------------------ ------------------------ ------------------------------------
Store Opening Overview                                           0.5            Norma Schlauderaff
------------------------------------------------------ ------------------------ ------------------------------------
Financial Planning/Goal Setting                                  3.5            Jim Race
------------------------------------------------------ ------------------------ ------------------------------------
POS System Presentation - Hands On                              14.5            Pak Mail Staff
------------------------------------------------------ ------------------------ ------------------------------------
------------------------------------------------------ ------------------------ ------------------------------------
Personnel                                                        2.0            Evan Lasky
------------------------------------------------------ ------------------------ ------------------------------------
Purchasing                                                       1.0            Norma Schlauderaff
------------------------------------------------------ ------------------------ ------------------------------------
Retail                                                           0.5            Norma Schlauderaff
------------------------------------------------------ ------------------------ ------------------------------------
Mailbox Rental                                                   1.5            Norma Schlauderaff
------------------------------------------------------ ------------------------ ------------------------------------
Insurance/Alternate Declared Value                               1.5            Evan Lasky; Jeri Beery
------------------------------------------------------ ------------------------ ------------------------------------
------------------------------------------------------ ------------------------ ------------------------------------
UPS Domestic/International                                       3.0            Norma Schlauderaff
------------------------------------------------------ ------------------------ ------------------------------------
DHL Domestic and International                                   2.5            Norma Schlauderaff
------------------------------------------------------ ------------------------ ------------------------------------
Federal Express                                                  3.0            Linda Keylock
------------------------------------------------------ ------------------------ ------------------------------------
Custom Packaging                                                 5.0            Jeri Beery
------------------------------------------------------ ------------------------ ------------------------------------
Mail Services                                                    2.0            Norma Schlauderaff
------------------------------------------------------ ------------------------ ------------------------------------
------------------------------------------------------ ------------------------ ------------------------------------
Specialty Shipping                                               3.5            Alex Zai
------------------------------------------------------ ------------------------ ------------------------------------
Advanced Custom Packaging & Crating                              6.5            Alex Zai
====================================================== ======================== ====================================


1 For each subject, we hold training classes approximately nine times per year.

                                       17

2 We provide approximately three days of on-the-job training at or around the time the first Center opens in your Territory to assist you in providing pre-opening support services to the Franchisee. We stress no particular subject at the on-the-job training.

3 John Kelly, Evan Lasky and Alex Zai's experience and backgrounds are described in Item 2 of this Offering Circular. Jim Race has been our Controller for over two years. Norma Schlauderaff has been our Education Director for over 18 years. Jeri Beery is our franchise technical support specialist and has been with us for six years. Linda Keylock has been employed by Federal Express for over 14 years.


                                     ITEM 12
                                     -------

                                    TERRITORY

     You may operate the Business and use the Marks only in your Territory. A Territory may encompass an entire state, or a smaller political subdivision (one or more counties or cities). The size of a Territory depends on the size of population base for which you desire to accept responsibility for sales and ongoing assistance, the degree of competition in any particular proposed Territory and your financial and other qualifications to operate the Business within a proposed Territory. We cannot license another Area Marketer within your Territory unless you do not meet your sales goals, or do not conduct inspections and file quarterly reports as discussed below. We retain the right to solicit and sell franchises, and operate PAK MAIL Centers we own, within your Territory as discussed below. You may advertise and sell Pak Mail franchises only in your Territory.

     During the term of your Marketing Agreement, you will be required to meet the sales goals specified in Exhibit I to the Marketing Agreement (the "Sales Goals"). The Sales Goals consist of an annual requirement to sell a minimum number of franchises for PAK MAIL Centers within your Territory. If you do not meet the Sales Goals for any sales year we may terminate the Marketing Agreement or take away your rights to act as the exclusive Area Marketer in the Territory, in our sole discretion. We may also take away your exclusive right to act as our Area Marketer in a Territory, in our sole discretion, without terminating the Marketing Agreement, if you do not conduct quarterly inspections, file written reports or perform the other services for franchisees located in the Territory, as more fully described in Section 7 of the Marketing Agreement, or if you do not cure a problem after notice from us. You have no option, right of first refusal or similar contractual right to acquire additional Area Marketer Businesses in areas contiguous to your Territory.

     Other than as stated above, continuation of your rights to your Territory does not depend on the achievement of any specified sales volume, market penetration or other contingency. Neither we nor you may modify your Territory without an agreement in writing.

     We may, in our discretion and without giving any rights to you: (1) use and license others to use, the Marks and Licensed Methods for the operation of other area marketer businesses at any location outside of your Territory; (2) solicit prospective franchisees and sell franchises for PAK MAIL Centers at locations within and outside of your Territory on terms and conditions we deem appropriate and operate our own PAK MAIL Centers within your Territory; and (3) use the Marks to identify products and services other than those sold by franchisees who operate PAK MAIL Centers, to identify promotional and marketing efforts and related items, and to identify products and services similar to those which franchisees who operate PAK MAIL Centers sell, made available through alternative channels of distribution within and outside of your Territory; and
(4) use and license the use of other proprietary marks or methods in connection with the sale of products and services similar to those which franchisees who operate PAK MAIL Centers sell, whether in alternative channels of distribution or in connection with the operation of packaging and mailing businesses which are the same as, or similar to, or different from PAK MAIL Centers, at any location, (for example, if we acquire another packaging system that uses a different name or trademark), on terms and conditions we deem appropriate. We do not currently franchise or license any businesses selling any products or services the same as or similar to those offered at PAK MAIL Centers, although we may elect to do so in the future.


                                     ITEM 13
                                     -------

                                   TRADEMARKS

     You may use the Marks, including the trademark and service mark "PAK MAIL"
(and design) and other trademarks, service marks and commercial symbols as we may authorize. We have registered the following principal trademarks on the Principal Register of the United States Patent and Trademark Office ("USPTO") and all required affidavits and renewals of registration have been filed:


======================================== ===================================== =====================================
                 Mark                              Registration No.                    Date of Registration
---------------------------------------- ------------------------------------- -------------------------------------
PAK MAIL and design                               Reg. No. 1,372,934                     November 26, 1985
---------------------------------------- ------------------------------------- -------------------------------------
PAK MAIL                                          Reg. No. 1,626,262                     December 4, 1990
---------------------------------------- ------------------------------------- -------------------------------------
PAK MAIL CENTERS OF                               Reg. No. 1,838,815                       June 7, 1994
AMERICA
======================================== ===================================== =====================================


     We require you to use the Marks as the sole identification of your Business. We require that you identify yourself as the independent owner of the Business in the manner we specify. You may not use any Mark as part of any corporate or trade name or with any prefix, suffix, or other modifying words, terms, designs or symbols (other than logos licensed to you), or in any modified form, nor may you use any Mark to identify unauthorized services or products or in any other manner not expressly authorized in writing by us. You will be required to modify or discontinue your use of a Mark if we require modification or discontinuance of it, at your own expense.

     We require you to immediately notify us of any apparent infringement of or challenge to your use of any Mark and you may not communicate with any person other than us or our counsel regarding such matter. You may not settle any claim without our written consent. We have sole discretion to take actions we deem appropriate and the right to control exclusively any litigation, USPTO proceeding or any other administrative proceeding resulting from any infringement, challenge or claim regarding any Mark. There are no presently effective determinations of the USPTO, the trademark trial and appeal board, the trademark administrator of any state or any court, any pending infringement, opposition or cancellation proceedings or material litigation involving the Marks.

     We do not know about any infringing uses that could materially affect your use of the Marks in any state, although we know about a number of other entities using variations of the words "Pack" and/or "Mail" to identify packaging or mailing services.

     Under the Marketing Agreement, we will reimburse you for your costs in defending yourself against claims of infringement or unfair competition resulting from your use of the Marks. If, in the opinion of our counsel, your rights require protection, we pay all costs, including attorneys' fees and court costs, associated with any litigation we begin or defend on your behalf to protect the Marks and your right to use them. We require you to cooperate with us in any litigation involving the Marks.

                                       19

                                     ITEM 14
                                     -------

                 PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION

     No registered patents or copyrights are material to your area franchise.

     Although we have not obtained a copyright registration, we own the copyright in our System Manual and related materials, training materials, advertising materials and other works.

     Our System Manual and all related materials are our proprietary and confidential property which you may use only as described in the Marketing Agreement. We require you to maintain the confidentiality of our information and to adopt reasonable procedures to prevent unauthorized disclosure of these secrets and information.


                                     ITEM 15
                                     -------

                     OBLIGATION TO PARTICIPATE IN THE ACTUAL
                       OPERATION OF THE FRANCHISE BUSINESS

     You are not required to participate personally in the direct operation of your Business. If you (or your managing partner or shareholder) do not participate in the day-to-day operation of the Business, you will need to obtain written approval from us before delegating your duties to another person ("Principal Operator") and you are responsible for complying with all state laws regarding broker registration. We may withdraw our approval of any Principal Operator you hire at any time. If you are a corporation, limited liability company or partnership, we do not require that your Principal Operator own an equity interest in the franchisee entity. You or, if applicable, the Principal Operator, must successfully complete our mandatory initial training program for a PAK MAIL Center. We require you and your managers to enter into a confidentiality and noncompetition agreement with us (Exhibit I to this Offering Circular). We make no recommendations and have no requirements regarding employment or other written agreements between you and your employees.

     Each of your officers, directors, shareholders, partners or members will be required to sign an agreement (Exhibit III to Marketing Agreement) personally guaranteeing and agreeing to perform all obligations of the Area Marketer under the Marketing Agreement.


                                     ITEM 16
                                     -------

                  RESTRICTIONS ON WHAT THE FRANCHISEE MAY SELL

     After your appointment as an Area Marketer, you will be obligated to solicit prospective franchisees and assist us in rendering certain services to the franchisees within your Territory in compliance with the Marketing Agreement and the System Manual.



     You may only solicit prospective franchisees who reside within your Territory. We require you to abide by our qualification standards in advertising for, recruiting, screening, and interviewing prospective franchisees, which includes submitting to us applications, financial statements and other materials we request regarding each prospective franchisee. We have 30 days after the later of the date (i) we receive the required written materials or (ii) we have conducted a personal interview of the prospective franchisee, if applicable, to approve (or disapprove) each proposed franchisee.

     You may only utilize disclosure documents that we have approved for use in the applicable jurisdiction.

     You may not offer or sell products or provide services other than those approved by us and may not use the site of your Business for any purposes other than the operation of your Business and, if approved, the operation of a PAK
MAIL Center. You must sell all products and provide all services approved by us.
We have the right to change or supplement the types of authorized products and services, without limits on our right to do so.

     Other than the above, we impose no restrictions on goods or services offered by you or on the customers to whom you may sell.


                                     ITEM 17
                                     -------

              RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION

     This table lists certain important provisions of the Marketing Agreement.
You should read these provisions in the Marketing Agreement attached to this Offering Circular.

================================================== ================================ ==============================================
                                                             Section in
                    Provision                            Marketing Agreement                           Summary
-------------------------------------------------- -------------------------------- ----------------------------------------------
a.       Term of the franchise                              Section 16.1            5 years
-------------------------------------------------- -------------------------------- ----------------------------------------------
b.       Renewal or extension of the term                   Section 16.2            Term in then current Marketing Agreement.
-------------------------------------------------- -------------------------------- ----------------------------------------------
c.       Requirements for you to renew or extend    Sections 16.2, 16.3 and 16.4    Must have complied with Marketing Agreement
                                                                                    and not be in breach.
-------------------------------------------------- -------------------------------- ----------------------------------------------
d.       Termination by you                                 Section 17.1            Requires 90 days notice to us.
-------------------------------------------------- -------------------------------- ----------------------------------------------
e.       Termination by us  without cause                       None                                 N/A
-------------------------------------------------- -------------------------------- ----------------------------------------------
f.       Termination by us with cause                       Section 17.2            We can terminate only if you commit one of
                                                                                    several listed violations.
-------------------------------------------------- -------------------------------- ----------------------------------------------
g.       "Cause" defined-defaults which can be              Section 17.2            30 days for operational defaults, 10 days
         cured                                                                      for monetary defaults.
-------------------------------------------------- -------------------------------- ----------------------------------------------
h.       "Cause" defined-defaults which cannot              Section 17.2            Unauthorized disclosure, failure to complete
         be cured                                                                   training, failure to meet sales goals,
                                                                                    conviction of a crime, abandonment, unapproved
                                                                                    transfers, bankruptcy*, material
                                                                                    misrepresentations on application, unauthorized
                                                                                    use of Marks, default of other material
                                                                                    agreement.
-------------------------------------------------- -------------------------------- ----------------------------------------------

                                                                 21



================================================== ================================ ==============================================
                                                             Section in
                    Provision                            Marketing Agreement                           Summary
-------------------------------------------------- -------------------------------- ----------------------------------------------
i.       Your obligations on termination/           Sections 17.3, 17.4 and 17.5    Pay outstanding amounts, de-identify
         nonrenewal                                                                 Business, return confidential information,
                                                                                    covenant not to compete (see also r).
-------------------------------------------------- -------------------------------- ----------------------------------------------
j.       Assignment of contract by us                       Section 15.1            No restriction on our right to assign.
-------------------------------------------------- -------------------------------- ----------------------------------------------
k.       "Transfer" by you - definition                     Section 15.2            Includes transfer of agreement or assets of
                                                                                    the Business or a 30% change in ownership of
                                                                                    your Marketer entity.
-------------------------------------------------- -------------------------------- ----------------------------------------------
l.       Our approval of transfer by you            Sections 15.2, 15.3 and 15.5    We have the right to approve all transfers,
                                                                                    and will not withhold our consent
                                                                                    unreasonably.
-------------------------------------------------- -------------------------------- ----------------------------------------------
m.       Conditions for our approval of transfer            Section 15.3            Transferee qualifies, all amounts due must
                                                                                    be paid in full, transferee completes
                                                                                    training, transfer fee paid, then current
                                                                                    agreement signed, general release signed,
                                                                                    transferee signs non-competition covenant;
                                                                                    we approve terms of transfer.
-------------------------------------------------- -------------------------------- ----------------------------------------------
n.       Our right of first refusal to acquire                  None                N/A
         your business
-------------------------------------------------- -------------------------------- ----------------------------------------------
o.       Our option to purchase your business                   None                N/A
-------------------------------------------------- -------------------------------- ----------------------------------------------
p.       Your death or disability                           Section 15.6            Franchise must be assigned to approved buyer
                                                                                    within 6 months.
-------------------------------------------------- -------------------------------- ----------------------------------------------
q.       Non-competition   covenants during the             Section 13.6            No involvement in competing business without
         term of the franchise                                                      our approval.
-------------------------------------------------- -------------------------------- ----------------------------------------------
r.       Non-competition   covenants after the              Section 17.5            No competing business for 2 years within
         franchise is terminated or expires                                         your Territory.
-------------------------------------------------- -------------------------------- ----------------------------------------------
s.       Modification of the agreement                      Sections 19.3           No modifications generally but System Manual
                                                                                    and Franchise Agreement may change.
-------------------------------------------------- -------------------------------- ----------------------------------------------
t.       Integration/merger clause                          Section 19.10           Only terms of Marketing Agreement are
                                                                                    binding (subject to state law).
-------------------------------------------------- -------------------------------- ----------------------------------------------
u.       Dispute resolution by arbitration or                   None                N/A
         mediation
-------------------------------------------------- -------------------------------- ----------------------------------------------
v.       Choice of forum                                    Section 19.1            Litigation in Colorado (subject to state
                                                                                    law).
-------------------------------------------------- -------------------------------- ----------------------------------------------
w.       Choice of law                                      Section 19.1            Colorado law applies (subject to state law).
================================================== ================================ ==============================================


          * This provision may not be enforceable under federal bankruptcy law.

                                       22

     These states have statutes which may supersede the Franchise Agreement in your relationship with us, including the areas of termination and renewal of your franchise: ARKANSAS [Stat. Sections 4-72-201 to 4-72-210], CALIFORNIA [Bus. & Prof. Code Sections 20000-20043], CONNECTICUT [Gen. Stat. Ch. 739, Sections 42-133e to 42-133h], DELAWARE [Title 6, Ch. 25, Code Sections 2551-2556], HAWAII [Title 26, Rev. Stat. Section 482E-6], ILLINOIS [ILCS, Ch.815, Sections 705/1-705/44], INDIANA [Code Section 23-2-2.7-1 to 7], IOWA [Title XX, Code Sections 523H.1-523H.17], MARYLAND [Ann. Code Sections 11-1301 to 11-1307], MICHIGAN [1979 Comp. Laws, Section 445.1527], MINNESOTA [1996 Stat. Section 80C.14], MISSISSIPPI [Code Sections 75-24-51 to 75-24-63], MISSOURI [Rev. Stat. Sections 407.400-407.410, 407.413, 407.420], NEBRASKA [Rev. Stat. Sections
87-401 to 87-410], NEW JERSEY [Rev. Stat. Sections 56:10-1 to 56:10-12], SOUTH
DAKOTA [Codif. L. Section 37-5A-51], VIRGINIA [Code Sections 13.1-557-574], WASHINGTON [Rev. Code Sections 19.100.180, 19.100.190], WISCONSIN [Stat. Sections 135.01 - 135.07], DISTRICT OF COLUMBIA [Code Sections 29-1201 to 29-1208], PUERTO RICO [Ann. Laws, Title 10, Ch. 14, Sections 278-278d], VIRGIN ISLANDS [Code Ann., Title 12A, Ch. 2, Subch. III, Sections 130-139]. These and other states may have court decisions which may supersede the Franchise Agreement in your relationship with the Franchisor, including the areas of termination and renewal of your franchise.


                                     ITEM 18
                                     --------

                                 PUBLIC FIGURES

     We do not use any public figure to promote either our individual or Area Marketer franchises.

     You are not prohibited by the Marketing Agreement from using the name of a public figure or celebrity in your promotional efforts or advertising; however, all advertising requires our approval.


                                     ITEM 19
                                     -------

                                 EARNINGS CLAIMS
              REPORT OF GROSS SALES OF FRANCHISED PAK MAIL CENTERS

CAUTION: THE FOLLOWING DATA SHOULD NOT BE CONSIDERED AS THE ACTUAL OR POTENTIAL INCOME OR RESULTS OF OPERATIONS OF ANY PARTICULAR FRANCHISE. WE DO NOT REPRESENT THAT YOU CAN EXPECT TO ATTAIN THESE GROSS SALES LEVELS. A FRANCHISEE'S FINANCIAL RESULTS ARE LIKELY TO DIFFER FROM THE FIGURES PRESENTED. SEE ATTACHED NOTES.


                                             NO. OF                 AVERAGE
                                            CENTERS                  SALES
                                            -------                  -----

AVERAGE ANNUAL SALES: TOP 10%                  28                  $ 540,525

AVERAGE ANNUAL SALES: TOP 30%                  84                  $ 374,866

AVERAGE ANNUAL SALES: TOP 50%                 140                  $ 310,983

AVERAGE ANNUAL SALES: ALL CENTERS             279                  $ 219,226

                                EXPLANATORY NOTES
        (Containing Summary of Factual Data and Significant Assumptions)

     1. The data set forth above represents the reported gross sales of 279 franchised PAK MAIL Centers that were in operation at least two years before the reporting period of December 1, 2000 through November 30, 2001.

     2. Aside from geographical and demographic differences and managerial emphasis, there are no material differences in the products, services, training or support offered to any franchisee. Differences in sales volumes are attributable to the amount of time a PAK MAIL Center has been open, geographical and demographic differences, and a franchisee's ability and willingness to follow system guidelines.

     3. The sales of products and services by franchised PAK MAIL Centers include those which reflect higher revenue margins such as freight, business services, custom packaging, etc. and those which reflect little or no revenue margins such as postage stamp sales. The mix of products and services varies at the discretion of each franchisee.

     4. The above information was prepared from royalty reports provided by each individual franchisee. A franchisee pays us a royalty based on sales. However, we know of no instance, and have no reason to believe, that any franchisee would overstate its level of sales receipts in its royalty report.

     5. This information represents aggregate results of sales reported to us and should not be considered the actual or probable sales which will be achieved by any individual franchisee. We do not represent that any prospective franchisee can expect to attain these results. A franchisee's results are likely to be lower in its first year of business. We recommend that the prospective franchisee make his or her own independent investigation to determine whether or not a franchise may be profitable. We further recommend that prospective franchisees consult with professional advisors before executing any agreement.

     6. Actual results may vary from franchise to franchise and depend on a variety of internal and external factors, many of which neither we nor any prospective franchisee can estimate, such as competition, economic climate, demographics, changing consumer demands, etc. A franchisee's ability to achieve any level of gross sales or net income will depend on these factors and others, including the franchisee's level of expertise, none of which are within our control. Accordingly, we cannot, and do not, estimate the results of any particular franchise.

     Substantiation for this data will be made available for inspection at our headquarters and will be provided to all prospective franchisees upon request.

     EXCEPT FOR THE INFORMATION IN THIS ITEM, NO REPRESENTATIONS OR STATEMENTS OF ACTUAL, AVERAGE, PROJECTED, FORECASTED OR POTENTIAL SALES, COSTS, INCOME OR PROFITS ARE MADE TO FRANCHISEES BY US. WE DO NOT FURNISH OR MAKE, OR AUTHORIZE OUR SALES PERSONNEL TO FURNISH OR MAKE, ANY ORAL OR WRITTEN INFORMATION CONCERNING THE ACTUAL, AVERAGE, PROJECTED, FORECASTED OR POTENTIAL SALES, COSTS, INCOME OR PROFITS OF A FRANCHISE OR PROSPECTS OR CHANCES OF SUCCESS THAT ANY FRANCHISEE CAN EXPECT OR THAT PRESENT OR PAST FRANCHISEES HAVE HAD, OTHER THAN AS SET FORTH IN THIS ITEM. WE DISCLAIM AND WILL NOT BE BOUND BY ANY UNAUTHORIZED REPRESENTATIONS.



                                                               ITEM 20
                                                               -------

                                                          LIST OF OUTLETS
                                                          AREA FRANCHISES
                                                          STATUS SUMMARY
                                               FOR FISCAL YEARS 2001/2000/1999 (1)

=============== =============== ================= ============== =================== ============ ================ ================
                                                       Not                                                              Area
                                  Cancelled or       Renewed                          Left the      Total from       Franchises
                                 Terminated by          by         Reacquired by       System/     Left Columns     Operating at
State             Transfers        Franchisor       Franchisor      Franchisor          Other           (2)           year end
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Alabama             0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            1/1/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Arizona             0/0/0            0/0/0            0/1/0            0/0/0            0/0/0          0/1/0            0/0/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Arkansas            0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            1/1/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
California          0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            2/2/2
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Colorado            0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            1/1/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Florida             0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            2/2/2
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Georgia             0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            1/1/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Idaho               0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            1/1/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Illinois            0/0/0            0/1/0            0/0/0            0/0/0            0/0/0          0/1/0            1/1/2
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Indiana             0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            2/2/2
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Iowa                0/0/0            0/1/0            0/0/0            0/0/0            0/0/0          0/1/0            0/0/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Louisiana           0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            1/1/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Massachusetts       0/0/0            0/0/0            0/1/0            0/0/0            0/0/0          0/1/0            0/0/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Michigan            0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            1/1/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Minnesota           0/0/0            0/1/0            0/0/0            0/0/0            0/0/0          0/1/0            0/0/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Missouri            0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            1/1/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
New Hampshire       0/0/0            0/0/0            0/0/0            0/0/0            0/0/1          0/0/1            0/0/0
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
New Mexico          0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            1/1/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
North Carolina      0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            1/1/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
North Dakota        0/0/0            0/0/0            0/1/0            0/0/0            0/0/0          0/1/0            0/0/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Ohio                0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            1/1/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Oklahoma            0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            1/1/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Oregon              0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            1/1/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
South Carolina      0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            2/2/2
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Tennessee           0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            2/2/2
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------

                                                                 25




=============== =============== ================= ============== =================== ============ ================ ================
                                                       Not                                                              Area
                                  Cancelled or       Renewed                          Left the      Total from       Franchises
                                 Terminated by          by         Reacquired by       System/     Left Columns     Operating at
State             Transfers        Franchisor       Franchisor      Franchisor          Other           (2)           year end
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Texas               0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            1/1/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Virginia            0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            1/1/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Washington          0/0/0            0/0/0            0/0/0            0/0/0            0/0/0          0/0/0            1/1/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
Wisconsin           0/0/0            0/1/0            0/0/0            0/0/0            0/0/0          0/1/0            0/0/1
--------------- --------------- ----------------- -------------- ------------------- ------------ ---------------- ----------------
TOTALS              0/0/0            0/4/0            0/3/0            0/0/0            0/0/1          0/7/1          27/27/34
=============== =============== ================= ============== =================== ============ ================ ================

     (1)  All numbers are as of November 30 for each year.

     (2) The numbers in the "Total" column may exceed the number of Businesses affected because several events may have affected the same Business.
          For example, the same Business may have had multiple owners.

     (3) Several area franchisees have territories which encompass more than one state. See Item 2.



                      PROJECTED OPENINGS OF AREA FRANCHISES
                             AS OF NOVEMBER 30, 2001

                                      NONE


                                       26



                                                        INDIVIDUAL FRANCHISES
                                                        STORE STATUS SUMMARY
                                                 FOR FISCAL YEARS 2001/2000/1999 (1)


============== =============== ================= ================ ================== ============ ================ =================
                               Cancelled or      Not Renewed                           Left the      Total from      Franchisees
                               Terminated by     by                 Reacquired by      System/      Left Columns     Operating at
State          Transfers       Franchisor        Franchisor           Franchisor        Other        (2)               Year End
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Alabama            0/0/0            0/0/0             0/0/0             0/0/0           0/1/1          0/1/1            3/3/5
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Arkansas           1/0/1            0/0/0             0/0/0             0/0/0           2/0/0          3/0/1            5/6/5
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Arizona            1/1/0            0/0/0             0/0/0             0/0/0           2/0/1          3/1/1            5/7/9
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
California         1/2/3            0/0/0             0/0/0             0/0/0           2/5/1          3/7/4           14/16/21
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Colorado           3/3/4            1/0/0             0/0/0             0/0/0           1/2/3          5/5/7           16/18/18
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Connecticut        0/0/0            0/0/0             0/0/0             0/0/0           0/1/0          0/1/0            3/3/4
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Delaware           1/0/0            0/0/0             0/0/0             0/0/0           0/0/0          1/0/0            1/1/1
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Florida           19/14/14          2/0/1             0/0/0             0/0/0           6/7/7        27/21/22          85/84/85
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Georgia           10/10/5           0/0/0             0/0/0             0/0/0           3/3/3         13/13/8          35/36/41
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Idaho              0/2/1            0/0/0             0/0/0             0/0/0           0/0/1          0/2/2            12/3/3
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Illinois           1/1/2            0/0/0             0/0/0             0/0/0           2/2/1          3/3/3           8/14/15
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Indiana            2/0/0            0/0/0             0/0/0             0/0/0           1/0/1          3/0/1            4/9/8
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Iowa               0/0/0            0/0/0             0/0/0             0/0/0           0/0/1          0/0/1            3/4/5
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Kansas             0/1/1            0/0/0             0/0/0             0/0/0           1/0/1          1/1/2            2/3/3
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Kentucky           0/0/0            0/0/0             0/0/0             0/0/0           0/0/0          0/0/0             0/01
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Louisiana          0/0/0            0/0/0             0/0/0             0/0/0           1/0/0          1/0/0            3/2/1
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Maryland           1/0/0            0/0/0             0/0/0             0/0/0           0/0/0          1/0/0            3/2/2
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Massachusetts      1/0/0            0/0/0             0/0/0             0/0/0           1/1/0          2/1/0            1/3/4
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Michigan           0/1/0            0/0/0             0/0/0             0/0/0           3/0/0          3/1/0           17/20/14
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Minnesota          0/0/0            0/0/0             0/0/0             0/0/0           0/0/0          0/0/0            2/2/2
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Mississippi        0/0/0            0/0/0             0/0/0             0/0/0           0/0/0          0/0/0            1/0/0
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Missouri           0/2/0            0/0/0             0/0/0             0/0/0           1/0/1          1/2/1            8/8/8
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Nebraska           0/1/0            0/0/0             0/0/0             0/0/0           0/0/0          0/1/0            1/1/1
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Nevada             0/0/1            0/0/0             0/0/0             0/0/0           0/0/0          0/0/1            1/1/1
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
New Hampshire      0/0/0            0/0/0             0/0/0             0/0/0           0/0/0          0/0/0            2/2/2
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
New Jersey         0/0/1            0/0/0             0/0/0             0/0/0           0/1/0          0/1/1            4/4/5
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
New Mexico         0/0/0            0/0/0             0/0/0             0/0/0           0/0/0          0/0/0            2/2/2
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------

                                                                 27


============== =============== ================= ================ ================== ============ ================ =================
                               Cancelled or      Not Renewed                           Left the      Total from      Franchisees
                               Terminated by     by                 Reacquired by      System/      Left Columns     Operating at
State          Transfers       Franchisor        Franchisor           Franchisor        Other        (2)               Year End
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
New York           0/0/1            0/0/0             0/0/0             0/0/0           0/0/1          0/0/2            5/5/6
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
North Carolina     1/0/0            0/0/0             0/0/0             0/0/0           0/1/0          1/1/0           10/9/10
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
North Dakota       1/0/0            0/0/0             0/0/0             0/0/0           0/0/0          1/0/0            1/1/1
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Ohio               3/0/0            0/0/0             0/0/0             0/0/0           1/0/0          4/0/0            8/9/7
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Oklahoma           0/0/0            0/0/0             0/0/0             0/0/0           1/0/0          1/0/0            1/2/1
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Oregon             1/0/2            1/0/0             0/0/0             0/0/0           0/0/0          2/0/2            8/8/4
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Pennsylvania       0/0/0            0/0/0             0/0/0             0/0/0           0/0/0          0/0/0            2/2/1
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Rhode Island       0/1/0            0/0/0             0/0/0             0/0/0           0/0/0          0/1/0            1/1/1
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
South Carolina     2/9/0            0/0/0             0/0/0             0/0/0           3/1/0         5/10/0           13/15/16
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Tennessee          4/5/0            0/0/0             0/0/0             0/0/0           0/0/0          4/5/0           17/14/13
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Texas              2/1/1            0/0/0             0/0/0             0/0/0           3/0/0          5/1/1           16/12/8
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Utah               0/0/0            0/0/0             0/0/0             0/0/0           0/0/3          0/0/3            0/0/2
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Virginia           2/0/0            0/0/0             0/0/0             0/0/0           0/0/0          2/0/0            9/8/8
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Washington         0/0/0            0/0/0             0/0/0             0/0/0           0/0/0          0/0/0            2/1/1
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
Wisconsin          0/0/1            0/0/0             0/0/0             0/0/0           0/0/1          0/0/2            4/4/4
-------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- -----------------
TOTALS            57/54/38          4/0/1             0/0/0             0/0/0         34/25/27       95/79/66        338/345/349
============== =============== ================= ================ ================== ============ ================ =================



     (1)  All numbers are as of November 30 for each year.

     (2) The numbers in the "Total" column may exceed the number of Centers affected because several events may have affected the same Center. For example, the same Center may have had multiple owners.






                         STATUS OF COMPANY OWNED STORES
                         FOR FISCAL YEARS 2001/2000/1999

                                      NONE

                                       28

                               PROJECTED OPENINGS
                               OF PAK MAIL CENTERS
                             AS OF NOVEMBER 30, 2001


=============== ================== =================== ==================
                    FRANCHISE            PROJECTED         PROJECTED
                    AGREEMENTS        FRANCHISED NEW     COMPANY OWNED
                 SIGNED BUT STORE    STORES IN FISCAL     OPENINGS IN
STATE               NOT OPENED            YEAR 2002     FISCAL YEAR 2002
--------------- ------------------ ------------------- ------------------
Arkansas                 1                    1                 0
--------------- ------------------ ------------------- ------------------
California               0                    2                 0
--------------- ------------------ ------------------- ------------------
Florida                  8                    8                 0
--------------- ------------------ ------------------- ------------------
Georgia                  1                    1                 0
--------------- ------------------ ------------------- ------------------
Idaho                    1                    0                 0
--------------- ------------------ ------------------- ------------------
North Carolina           2                    3                 0
--------------- ------------------ ------------------- ------------------
Oregon                   0                    1                 0
--------------- ------------------ ------------------- ------------------
South Carolina           1                    0                 0
--------------- ------------------ ------------------- ------------------
Tennessee                1                    2                 0
--------------- ------------------ ------------------- ------------------
Texas                    1                    4                 0
--------------- ------------------ ------------------- ------------------
Virginia                 0                    1                 0
--------------- ------------------ ------------------- ------------------
Washington               0                    1                 0
--------------- ------------------ ------------------- ------------------
TOTALS                  17                    24                0
=============== ================== =================== ==================


     A list of names of all Area Marketers, Area Developers and individual franchisees and the addresses and telephone numbers of their Businesses and Centers are listed as Exhibit D to this Offering Circular. A list of the name and last known home address and home telephone number of every Area Marketer, Area Developer and individual franchisee who has had a franchise terminated, cancelled, not renewed, or otherwise voluntarily or involuntarily ceased to do business under their Area Marketer, Area Developer or Franchise Agreement during fiscal year 2001 or who has not communicated with us within 10 weeks of the date of this Offering Circular is listed on Exhibit E to this Offering Circular.


                                     ITEM 21
                                     -------

                              FINANCIAL STATEMENTS

     Attached to this Offering Circular as Exhibit F are our balance sheets as of November 30, 2000 and 2001 and the related statements of income, stockholders' equity and cash flows for each of the years in the three year period ended November 30, 2001.

                                     ITEM 22
                                     -------

                                    CONTRACTS

     Attached to this Offering Circular are the following franchise-related contracts:

     Exhibit B         Area Marketing Agreement

     Exhibit C         Franchise Agreement

     Exhibit G         Promissory Note, Addendum and Conditional Assignment of
                       Area Marketing Agreement

     Exhibit I         Confidentiality and Noncompetition Agreement

                                     ITEM 23
                                     -------

                                     RECEIPT
                        (Keep this copy for your records)

THIS OFFERING CIRCULAR SUMMARIZES CERTAIN PROVISIONS OF THE AREA MARKETING AGREEMENT AND OTHER INFORMATION IN PLAIN LANGUAGE. READ THIS OFFERING CIRCULAR AND ALL AGREEMENTS CAREFULLY.

IF PAK MAIL OFFERS YOU AN AREA FRANCHISE, PAK MAIL MUST PROVIDE THIS OFFERING CIRCULAR TO YOU BY THE EARLIEST OF:

A.   THE FIRST PERSONAL MEETING TO DISCUSS OUR AREA FRANCHISE; OR

B.   TEN BUSINESS DAYS BEFORE SIGNING OF A BINDING AGREEMENT; OR

C.   TEN BUSINESS DAYS BEFORE ANY PAYMENT TO PAK MAIL.

YOU MUST ALSO RECEIVE AN AREA MARKETING AGREEMENT CONTAINING ALL MATERIAL TERMS AT LEAST FIVE BUSINESS DAYS BEFORE YOU SIGN AN AREA MARKETING AGREEMENT.

IF PAK MAIL DOES NOT DELIVER THIS OFFERING CIRCULAR ON TIME OR IF IT CONTAINS A FALSE OR MISLEADING STATEMENT, OR A MATERIAL OMISSION, A VIOLATION OF FEDERAL AND STATE LAW MAY HAVE OCCURRED AND SHOULD BE REPORTED TO THE FEDERAL TRADE COMMISSION, WASHINGTON D.C. 20580 AND THE APPROPRIATE STATE AGENCY IDENTIFIED ON EXHIBIT A.

Pak Mail authorizes the respective state agents identified on Exhibit A to receive service of process for Pak Mail in the particular state.

I have received a Uniform Franchise Offering Circular dated February 28, 2002. This Offering Circular included the following Exhibits:

     A     List of State Agencies/Agents for Service of Process
     B     Area Marketing Agreement
     C     Franchise Agreement
     D     List of Franchisees and Area Marketers
     E     Franchisees and Area Marketers Who Have Left The System
     F     Financial Statements
     G     Note, Addendum and Conditional Assignment of Area Marketing Agreement
     H     System Manual Table of Contents
     I     Confidentiality and Noncompetition Agreement
     J     Closing Acknowledgement
     K     Receipt of Offering Circular



-------------------                       --------------------------------------
Date                                      Prospective Franchisee (Area Marketer)


                                          --------------------------------------
                                          Print Name

                                     RECEIPT
                            (Return this copy to us)

THIS OFFERING CIRCULAR SUMMARIZES CERTAIN PROVISIONS OF THE AREA MARKETING AGREEMENT AND OTHER INFORMATION IN PLAIN LANGUAGE. READ THIS OFFERING CIRCULAR AND ALL AGREEMENTS CAREFULLY.

IF PAK MAIL OFFERS YOU AN AREA FRANCHISE, PAK MAIL MUST PROVIDE THIS OFFERING CIRCULAR TO YOU BY THE EARLIEST OF:

A.   THE FIRST PERSONAL MEETING TO DISCUSS OUR AREA FRANCHISE; OR

B.   TEN BUSINESS DAYS BEFORE SIGNING OF A BINDING AGREEMENT; OR

C.   TEN BUSINESS DAYS BEFORE ANY PAYMENT TO PAK MAIL.

YOU MUST ALSO RECEIVE AN AREA MARKETING AGREEMENT CONTAINING ALL MATERIAL TERMS AT LEAST FIVE BUSINESS DAYS BEFORE YOU SIGN AN AREA MARKETING AGREEMENT.

IF PAK MAIL DOES NOT DELIVER THIS OFFERING CIRCULAR ON TIME OR IF IT CONTAINS A FALSE OR MISLEADING STATEMENT, OR A MATERIAL OMISSION, A VIOLATION OF FEDERAL AND STATE LAW MAY HAVE OCCURRED AND SHOULD BE REPORTED TO THE FEDERAL TRADE COMMISSION, WASHINGTON D.C. 20580 AND THE APPROPRIATE STATE AGENCY IDENTIFIED ON EXHIBIT A.

Pak Mail authorizes the respective state agents identified on Exhibit A to receive service of process for Pak Mail in the particular state.

I have received a Uniform Franchise Offering Circular dated February 28, 2002. This Offering Circular included the following Exhibits:

     A     List of State Agencies/Agents for Service of Process
     B     Area Marketing Agreement
     C     Franchise Agreement
     D     List of Franchisees and Area Marketers
     E     Franchisees and Area Marketers Who Have Left The System
     F     Financial Statements
     G     Note, Addendum and Conditional Assignment of Area Marketing Agreement
     H     System Manual Table of Contents
     I     Confidentiality and Noncompetition Agreement
     J     Closing Acknowledgement
     K     Receipt of Offering Circular




-------------------                       --------------------------------------
Date                                      Prospective Franchisee (Area Marketer)


                                          --------------------------------------
                                          Print Name